                                                                               .
                                                                               .
                                                                               .
                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                           SOUTHERN DISTRICT OF TEXAS
                                HOUSTON DIVISION

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003



TRUSTEE'S MONTHLY OPERATING REPORT SUMMARY FOR:  NOVEMBER 2003

             MONTH                            JAN 2003     FEB 2003    MAR 2003    APRIL 2003    MAY 2003     JUNE 2003   JULY 2003
             -----                           ----------   ----------  ----------  ------------  -----------  ----------- -----------
REVENUES (MOR-6)                                      0           0           0            0            0            0           0

INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)             (177,000)    (384,000)   (203,000)   (106,000)    (497,000)    (213,000)    (95,000)

NET INCOME (LOSS) (MOR-6)                      (265,000)    (473,000)   (293,000)   (197,000)    (779,000)    (305,000)   (187,000)

PAYMENTS TO INSIDERS (MOR-9)                      NONE         NONE        NONE        NONE         NONE         NONE        NONE

PAYMENTS TO PROFESSIONALS (MOR-9)                 NONE         NONE       55,000      50,000            0            0           0

TOTAL DISBURSEMENTS (MOR-7)                   1,687,781    1,496,000     122,000     172,000      255,000      157,000      99,000



             MONTH                           AUGUST 2003   SEPT 2003   OCT 2003    NOV 2003
             -----                           -----------  ----------  ----------   ----------
REVENUES (MOR-6)                                       0           0           0            0

INCOME (LOSS) BEFORE INTEREST, DEPRECIATION,
OTHER ITEMS & INCOME TAXES (MOR-6)              (453,000)   (110,000)    (63,000)    (266,000)

NET INCOME (LOSS) (MOR-6)                       (545,000)   (202,000)   (155,000)    (358,000)

PAYMENTS TO INSIDERS (MOR-9)                       NONE        NONE        NONE         NONE

PAYMENTS TO PROFESSIONALS (MOR-9)                825,000     181,000      12,000      229,000

TOTAL DISBURSEMENTS (MOR-7)                   12,577,000     260,000     576,000      270,000


THE ORIGINAL OF THIS DOCUMENT MUST BE FILED WITH THE U.S. BANKRUPTCY COURT AND A COPY MUST BE SENT TO THE U.S. TRUSTEE

  REQUIRED INSURANCE MAINTAINED          EXPIRATION
       AS OF SIGNATURE DATE                 DATE
                                          ----------
CASUALTY           YES(X)  NO ( )         12/31/2003
LIABILITY          YES(X)  NO ( )         12/31/2003
VEHICLE            YES(X)  NO ( )         12/31/2003
WORKERS' COMP      YES(X)  NO ( )         12/31/2003
OTHER              YES( )  NO ( )             - -
      ----------

CHAPTER 11 TRUSTEE: Ben B. Floyd
FIRM: Floyd, Isgur, Rios & Wahrlich, P.C.
ADDRESS: 700 Louisiana, Suite 4600
ADDRESS:
CITY, STATE, ZIP: Houston, TX 77002
TELEPHONE: (713) 222-1470
FACSIMILE: (713) 222-1475

Are all accounts receivable being collected within terms? YES

Are all post-petition liabilities, including taxes, being paid within terms? YES

Have any pre-petition liabilities been paid? NO

If yes, describe:

Are all funds received being deposited into Trustee's bank accounts?

All funds are being deposited into accounts controlled by the Trustee. YES

Were any assets disposed of outside the normal course of business? NO

If yes, describe:

Are all U.S. Quarterly Fee Payments current?  YES

What is the status of the Plan of Reorganization? TRUSTEE'S PLAN OF REORGANIZATION WAS APPROVED AND EFFECTIVE AUGUST 14, 2003


I certify under penalty of perjury that the following complete Monthly Operating Report (MOR), consisting of MOR-1 through MOR-9 plus attachments, is true and correct.

SIGNED:                                               DATE:
       ---------------------------------------------       --------------------
            BEN B. FLOYD

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

         ASSETS                       JAN 31,   FEB 28,   MAR 31,   APRIL 30,   MAY 31,    JUNE 30    JULY 31   AUGUST 31  SEPT 30
                                       2003      2003      2003       2003       2003       2003       2003       2003       2003
                                     --------  --------  --------   ---------  --------   --------   --------   ---------  -------

CURRENT ASSETS
Cash                                   4,656     3,162     3,063      2,892     2,637      2,480      2,383       1,415     1,155
Accounts Receivable, Net                 200       200       200        200        10         10         10          10        10
Inventory: Lower of Cost or Market         0         0         0          0         0          0          0           0         0
Prepaid Expenses                          25        25        16         16        16         16         16          16        16
Investments in Subs                    6,396     7,756     7,722      7,808     7,808      7,846      7,857           0         0
Other                                  2,285     2,193     2,101      2,009     1,917      1,825      1,733       1,600     1,549
TOTAL CURRENT ASSETS                  13,562    13,336    13,102     12,925    12,388     12,177     11,999       3,041     2,730

Furniture, Equipment & Fixtures (*)        0         0         0          0         0          0          0           0         0
Less Accumulated Depreciation              0         0         0          0         0          0          0           0         0
Net Book Value of F&F                      0         0         0          0         0          0          0           0         0

OTHER ASSETS:
1.
2.
3.
3.
TOTAL OTHER ASSETS
TOTAL ASSETS                          13,562    13,336    13,102     12,925    12,388     12,177     11,999       3,041     2,730


         ASSETS                      OCT 31   NOV 30
                                      2003     2003
                                     -------  -------

CURRENT ASSETS
Cash                                    577      340
Accounts Receivable, Net                 10       10
Inventory: Lower of Cost or Market        0        0
Prepaid Expenses                         16        0
Investments in Subs                       0        0
Other                                 1,457    1,365
TOTAL CURRENT ASSETS                  2,060    1,715

Furniture, Equipment & Fixtures (*)       0        0
Less Accumulated Depreciation             0        0
Net Book Value of F&F                     0        0

OTHER ASSETS:
1.
2.
3.
3.
TOTAL OTHER ASSETS
TOTAL ASSETS                          2,060    1,715

           MOR-2


(*) PER MOR FILED BY THE DEBTOR

A.  Note receivable due from Larry Ray in November 2003.

B. Capitalized costs related to debt issuance. Costs are amortized over life of debt.

C.  All furniture & equipment is held in the Debtor subsidiaries.

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

COMPARATIVE BALANCE SHEETS (000'S)

      LIABILITIES &                  JAN 31,      FEB 28,     MAR 31,     APRIL 30,     MAY 31,      JUNE 30,    JULY 31,
      OWNERS EQUITY                   2003         2003        2003         2003          2003         2003        2003
      -------------                 ---------   ---------   ----------   ----------    ----------   ----------   ---------

LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)         71          318          377          397          640          732         740

PRE-PETITION LIABILITIES:
Notes Payable - Secured               45,000       45,000       45,000       45,000       45,000       45,000      45,000
Accrued Interest - Secured N/Ps        3,508        3,508        3,508        3,508        3,508        3,508       3,508
Priority Debts                             0            0            0            0            0            0           0
Federal Income Tax                         0            0            0            0            0            0           0
Accrued Liabilities                        0            0            0            0            0            0           0
FICA/Withholding                           0            0            0            0            0            0           0
Unsecured Debt                       119,377      119,377      119,377      119,377      119,377      119,377     119,377
Other Liabilities                          0            0            0            0            0            0           0
TOTAL LIABILITIES                    167,956      168,203      168,262      168,282      168,525      168,617     168,625

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                            0            0            0            0            0            0           0
Common Stock                               1            1            1            1            1            1           1
Additional Paid-In Capital           225,940      225,940      225,940      225,940      225,940      225,941     225,940
Retained Earnings                   (380,335)    (380,808)    (381,101)    (381,298)    (382,077)    (382,382)   (382,569)
TOTAL OWNERS' EQUITY                (154,394)    (154,867)    (155,160)    (155,357)    (156,136)    (156,440)   (156,628)
TOTAL LIABILITIES &                   13,562       13,336       13,102       12,925       12,389       12,177      11,997
OWNERS' EQUITY


      LIABILITIES &                 AUGUST 31,     SEPT 30,    OCT 31,      NOV 30,
      OWNERS EQUITY                    2003          2003       2003         2003
      -------------                 ----------     --------   ---------    ---------

LIABILITIES:
POST-PETITION LIABILITIES (MOR-4)          746          312         282        116

PRE-PETITION LIABILITIES:
Notes Payable - Secured                 33,933       33,933      33,580     33,580
Accrued Interest - Secured N/Ps          3,508        3,508       3,508      3,508
Priority Debts                              37           37          37         37
Federal Income Tax                           0            0           0          0
Accrued Liabilities                          0            0           0          0
FICA/Withholding                             0            0           0          0
Unsecured Debt                         118,877      118,877     118,838    118,838
Other Liabilities                        3,113        3,438       3,345      3,523
TOTAL LIABILITIES                      160,214      160,105     159,590    159,602

MEMBERS' EQUITY (DEFICIT):
Preferred Stock                              0            0           0          0
Common Stock                                 1            1           1          1
Additional Paid-In Capital             225,940      225,940     225,940    225,941
Retained Earnings                     (383,114)    (383,316)   (383,471)  (383,829)
TOTAL OWNERS' EQUITY                  (157,173)    (157,375)   (157,530)  (157,887)
TOTAL LIABILITIES &                      3,041        2,730       2,060      1,715
OWNERS' EQUITY

               MOR-3

(*) PER MOR FILED BY THE DEBTOR

A. The $45M debt is considered secured debt for purposes of this presentation. The 8/14 distribution to the Secured Creditors, $10,877K, is classified as a payment on principal for purposes of this presentation

B. A subsidiary of Debtor, SSPUSA, has not paid a 2003 tax prepayment as of filing date.

C. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

D. Unsecured debt includes the $110M notes with accrued interest, the unpaid pre-petition liabilities and the change of control agmts. A distribution of $500,000 was made to the $110m noteholders on 8/14

E. Payment to Secured noteholder's on 10/31/02 is assumed to be prepayment of interest on secured debt. Interest stops accruing on 12/20/02.

F. Other Liabilities of $3,523K represent the difference between the sales proceeds dividended from the subsidiaries and the remaining investments in the subsidiaries.

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

SCHEDULE OF POST-PETITION LIABILITIES  (000'S)

                                  JAN 31,  FEB 28,  MAR 31,  APRIL 30,  MAY 31,  JUNE 30,  JULY 31,  AUGUST 30,  SEPT 30,
                                   2003     2003     2003      2003      2003      2003      2003       2003       2003
                                  -------  -------  -------  ---------  -------  --------  --------  ----------  --------
TRADE ACCOUNTS PAYABLE               4       60        4        27        32       19        27           20        15

TAXES PAYABLE:
 Federal Payroll Taxes               0        0        0         0         0        0         0            0         0
 State Payroll & Sales Taxes         0        0        0         0         0        0         0            0         0
 Other Taxes                         0        0        0         0         0        0         0            0         0
 TOTAL TAXES PAYABLE                 0        0        0         0         0        0         0            0         0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                       33       43       62        58        84       85        85          179         0
 Legal Fees                         28      198      281       283       495      598       598          541       291
 Accounting Fees                     6       17       30        29        29       30        30            6         6
 TOTAL ACCRUED PROFESSIONAL FEES    67      258      373       370       608      713       713          726       297

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
 TOTAL OTHER ACCRUED LIABILITIES
TOTAL POST-PETITION                 71      318      377       397       640      732       740          746       312
LIABILITIES (MOR-3)


                                  OCT. 31  NOV 30
                                    2003    2003
                                  -------  ------
TRADE ACCOUNTS PAYABLE                 5      7

TAXES PAYABLE:
 Federal Payroll Taxes                 0      0
 State Payroll & Sales Taxes           0      0
 Other Taxes                           0      0
 TOTAL TAXES PAYABLE                   0      0

SECURED DEBT

ACCRUED INTEREST PAYABLE

ACCRUED PROFESSIONAL FEES:
 Trustee Fees                          4      0
 Legal Fees                          273    105
 Accounting Fees                       0      4
 TOTAL ACCRUED PROFESSIONAL FEES     277    109

OTHER ACCRUED LIABILITIES:
1.
2.
3.
4.
 TOTAL OTHER ACCRUED LIABILITIES
TOTAL POST-PETITION                  282    116
LIABILITIES (MOR-3)

            MOR-4

A.  A subsidiary of debtor, SSPUSA, will need to make 2003 tax prepayment.

B. Payroll is handled by a third party firm (Intuit payroll). Intuit collects all payroll taxes and makes the payment.

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003


AGING OF POST-PETITION LIABILITIES (000'S)
MONTH: NOVEMBER 2003

                          TRADE         FEDERAL PAYROLL    STATE PAYROLL &   AD VALOREM   OTHER   OTHER   OTHER   OTHER    OTHER
DAYS OUTSTANDING    ACCOUNTS PAYABLE        TAXES            SALES TAXES        TAXES     TAXES   TAXES   TAXES   TAXES    TAXES
----------------    ----------------    ---------------    ---------------   ----------   -----   -----   -----   -----    -----
      0-30                  7
      31-60                 0
      61-90                 0
   91 AND OVER              0
      TOTAL                 7               NONE               NONE              NONE     NONE    NONE    NONE    NONE    NONE

AGING OF ACCOUNTS RECEIVABLE
MONTH: NOVEMBER 2003

                       JAN      FEB      MAR      APRIL      MAY     JUNE     JULY    AUGUST    SEPT    OCT      NOV
DAYS OUTSTANDING       2003     2003     2003      2003      2003    2003     2003     2003     2003    2003     2003
-----------------      ----     ----     ----     -----     -----    ----    -----    ------   -----    ----     ----
      0-30
      31-60
      61-90
   91 AND OVER
      TOTAL            NONE     NONE     NONE      NONE      NONE    NONE     NONE     NONE     NONE    NONE      NONE

             MOR-5

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

STATEMENT OF INCOME (LOSS) (000'S)

                                        JAN      FEB    MAR    APRIL    MAY     JUNE    JULY    AUGUST    SEPT    OCT      NOV
                                        2003    2003    2003    2003    2003    2003    2003     2003     2003    2003     2003
                                       ------  ------  ------  ------  ------  ------  ------   ------   ------  ------   ------
OPERATING REVENUE (MOR-1)                  0       0       0      0       0       0       0          0       0       0       0
TOTAL COST OF REVENUES                     0       0       0      0       0       0       0          0       0       0       0
GROSS PROFIT                               0       0       0      0       0       0       0          0       0       0       0

OPERATING EXPENSES:
  Selling & Marketing                      0       0       0      0       0       0       0          0       0       0       0
  General & Administrative                 4       3       4     26      17      18      27         86      45      17      20
  Insiders Compensation                    0       0       0      0       0       0       0          0       0       0       0
  Management Fee-- SSPUSA expenses       140     123      82     80     242      98      68         57      40       6      17
  Professional Fees                       33     258     117      0     238      97       0        310      25      40     229
  Other                                    0       0       0      0       0       0       0          0       0       0       0
  TOTAL OPERATING EXPENSES               177     384     203    106     497     213      95        453     110      63     266
INCOME BEFORE INTEREST, DEPRECIATION    (177)   (384)   (203)  (106)   (497)   (213)    (95)      (453)   (110)    (63)   (266)
OTHER ITEMS AND INCOME TAXES (MOR-1)

  Interest expense                         0       0       0      0       0       0       0          0       0       0       0
  Amortization expense                    92      92      92     92      92      92      92         92      92      92      92
  Interest (income)                       (4)     (3)     (2)    (1)      0       0       0          0       0       0       0
  Other                                    0       0       0      0     190       0       0          0       0       0       0
  TOTAL INTEREST, DEPRECIATION &          88      89      90     91     282      92      92         92      92      92      92
  OTHER ITEMS
NET INCOME BEFORE INCOME TAXES          (265)   (473)   (293)  (197)   (779)   (305)   (187)      (545)   (202)   (155)   (358)
FEDERAL INCOME TAXES                       0       0       0      0       0       0       0          0       0
NET INCOME (LOSS) (MOR-1)               (265)   (473)   (293)  (197)   (779)   (305)   (187)      (545)   (202)   (155)   (358)

           MOR-6

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

STATEMENT OF CASH RECEIPTS & DISBURSEMENTS (000'S)

                                             JAN     FEB     MAR    APRIL    MAY     JUNE    JULY    AUGUST    SEPT    OCT    NOV
                                            2003     2003    2003    2003    2003    2003    2003     2003     2003    2003   2003
                                            -----   -----   -----   -----   -----   -----   -----    -------   -----   -----  -----
CASH - BEGINNING OF MONTH                   3,951   4,655   3,162   3,063   2,892   2,637   2,480      2,381   1,413   1,153   577
CASH RECEIPTS:
  Receipts from subsidiaries                1,769       0       0       0       0       0       0     11,609       0       0     0
  Receipts of Cash from Restricted Account    620       0       0       0       0       0       0          0       0       0     3
  Interest income                               3       3       2       1       0       0       0          0       0       0     0
  Other                                         0       0      21       0       0       0       0          0       0       0    30
  TOTAL CASH RECEIPTS                       2,392       3      23       1       0       0       0     11,609       0       0    33

DISBURSEMENTS FOR OPERATIONS:
  Insurance                                    60       0       0       0       0       0       0          0       0     145     0
  Distributions to Subsidiaries             1,584   1,474      62     115     242     147      75        173      79      21    37
  Other Misc.                                  44      22       5       7      13      10      24          0       0       0
TOTAL DISBURSEMENTS FOR OPERATIONS          1,688   1,496      67     122     255     157      99        173      79     166    37
  Professional fees (MOR-9)                     0       0      55      50       0       0       0        825     181      12   229
  U.S. Trustee fees                             0       0       0       0       0       0       0         11       0       0     4
  Other reorganization expenses                 0       0       0       0       0       0       0     11,568       0     398     0
TOTAL DISBURSEMENTS                         1,688   1,496     122     172     255     157      99     12,577     260     576   270
NET INCREASE (DECREASE) IN CASH FLOW          704  (1,493)    (99)   (171)   (255)   (157)    (99)      (968)   (260)   (576) (237)
CASH - END OF MONTH (MOR-2)                 4,655   3,162   3,063   2,892   2,637   2,480   2,381      1,413   1,153     577   340

            MOR-7

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

BANK ACCOUNT RECONCILIATION (000'S)

         BANK                        STERLING                 STERLING                STERLING
     ACCOUNT NUMBER                 8040245206               8020245206              8060245206
                                     PARTNER
                                     ADVANCE                 SSPI MONEY                 SSPI
      ACCOUNT TYPE                   ACCOUNT                   MARKET                 CHECKING
-----------------------------      -----------               ----------              -----------
ENDING BALANCE PER BANK                  2                       338
DEPOSITS IN TRANSIT                     --                        --                      --
OUTSTANDING CHECKS                      --                        --                      --
ADJUSTED BANK BALANCE                    2                       338                       0
CASH PER BOOKS                           2                       338                       0
INTEREST INCOME NOT RECORDED            --                        --                      --
TRANSFERS TO ACCOUNT                    --                        --                      --
TRANSFERS FROM ACCOUNT                  --                        --                      --
DISBURSEMENTS NOT RECORDED              --                        --                      --
ENDING CASH PER BOOKS                    2                       338                       0

Additional Debtor subsidiary proceeds, approximately $100K USD are held in Colombian peso accounts--not shown above.

Additionally $1,250 K resides in the subsidiaries and has been escrowed for the Escuela 2 plugging and abandonment costs.

The Company believes that significant savings can be realized against the E-2 P&A costs. Any cost savings will be dividended to the Creditors per the August 14th 2003 Plan of Reorganization.

               MOR-8

CASE NAME:                       CASE NUMBER:         CH 11 CONVERSION DATE:     CH 11 TRUSTEE APPOINTED:
SEVEN SEAS PETROLEUM, INC.       02-45206-H2-11       JANUARY 14, 2003           JANUARY 14, 2003

PAYMENTS TO INSIDERS AND PROFESSIONALS (000'S)

         INSIDERS:                JAN      FEB     MARCH     APRIL    MAY      JUNE     JULY    AUGUST    SEPT      OCT      DEC
  NAME/POSITION/COMP. TYPE        2003     2003     2003     2003     2003     2003     2003     2003     2003      2003     2003
----------------------------     -------  -------  -------  -------  -------  -------  -------  -------  -------   -------  -------
1.  Larry A. Ray (President)     Note A.  Note A.  Note A.  Note A.  Note A.  Note A.  Note A.  Note A.  Note A.   Note A.  Note A.
2.  Ronald A. Lefaive (CFO)      Note A.  Note A.  Note A.  Note A.  Note A.  Note A.  Note A.  Note A.  Note A.   Note A.  Note A.
3.
4.
5.
6.
TOTAL INSIDERS (MOR-1)           NONE     NONE     NONE     NONE     NONE     NONE     NONE     NONE     NONE      NONE     NONE

     PROFESSIONALS                  JAN         FEB      MARCH     APRIL      MAY     JUNE    JULY   AUGUST   SEPT   OCT     NOV
     NAME/ORDER DATE                2003       2003       2003      2003      2003    2003    2003    2003    2003   2003    2003
-------------------------------   -------    --------   -------   -------    ------  ------  ------  ------  ------  -----   ----
1.  Andrews & Kurth                                        28        39         0       0       0      475       0     0      47
2.  Floyd, Isgur, Rios                                     21         7         0       0       0      300     175     0       8
3.  Smith & Henault                                         6         4         0       0       0       31       6    12       0
4.  McLain, Leppert, and Maney                                        0         0       0       0       19       0     0       0
5. Fulbright and Jaworski                                                                                                    104
6. Innisfree M&A                                                                                                              70
TOTAL PROFESSIONALS (MOR-1)         NONE       NONE        55        50         0       0       0      825     181    12     229

A. No insiders were funded directly by Debtor. However, two insiders are paid by SSPUSA, a subsidiary of the Debtor.

Of the total disbursements shown for the month, list the amount paid to insiders (as defined in Section 101(30)(A)-(F) of the U.S. Bankruptcy Code) and the professionals. Also, for insiders identify the type of compensation paid (e.g., salary, commission, bonus, etc.)

               MOR-9


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